UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 14, 2023, Cross Country Healthcare, Inc. (the "Company") entered into that certain Second Amendment to Term Loan Credit Agreement (the “Second Amendment”), by and among the Company, the Guarantors (as defined therein), the Lenders (as defined therein), and Wilmington Trust, National Association, as administrative agent and collateral agent, to amend certain terms of the Term Loan Credit Agreement dated as of June 8, 2021 and as amended on November 18, 2021 (the “Term Loan Credit Agreement”) . The Second Amendment provides the option for all or a portion of the borrowings to bear interest at a rate based on SOFR or base rate, at the election of the borrowers, plus an applicable margin. With respect to any SOFR loan, the rate per annum will be equal to the Term SOFR (as defined in the Second Amendment) for the interest period plus an adjustment of 10 basis points due to the credit spread associated with the transition to SOFR. The Second Amendment does not provide any other material changes to the terms, conditions, covenants and pricing of the Term Loan Credit Agreement.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment that is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1
Second Amendment to Term Loan Credit Agreement, by and among Cross Country Healthcare, Inc., the Guarantors (as defined therein), the Lenders (as defined therein), and Wilmington Trust, National Association, dated April 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	April 18, 2023	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer